POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/Rebecca Adamson Signature

/s/Traci Goldt Witness	Rebecca Adamson Name of Trustee/Director

Traci Goldt Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ Richard L. Baird Signature

/s/Traci Goldt Witness	Richard L. Baird Name of Trustee/Director

Traci Goldt Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ Joy Vida Jones Signature

/s/Traci Goldt Witness	Joy V. Jones Name of Trustee/Director

Traci Goldt Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 10, 2009 Date	/s/ Miles D. Harper Signature

/s/ Michelle Hodgson Witness	Miles D. Harper Name of Trustee/Director

Michelle Hodgson Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ D. Wayne Silby Signature

/s/ Terrence J. Mollner Witness	D. Wayne Silby Name of Trustee/Director

Terrence J. Mollner Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ John G. Guffey Signature

/s/ Barbara Somerfield Witness	John G. Guffey Name of Trustee/Director

Barbara Somerfield Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ Terrence J. Mollner Signature

/s/ D. Wayne Silby Witness	Terrence J. Mollner Name of Trustee/Director

D. Wayne Silby Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director and Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ Barbara J. Krumsiek Signature

/s/Traci Goldt Witness	Barbara J. Krumsiek Name of Trustee/Director and Officer

Traci Goldt Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Officer of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund, Inc., and Calvert World Values Fund, Inc., (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustees/Directors.

WITNESS my hand on the date set forth below.

December 8, 2009 Date	/s/ Ronald M. Wolfsheimer Signature

/s/Traci Goldt Witness	Ronald M. Wolfsheimer Name of Officer

Traci Goldt Witness Name (Printed)